Exhibit 10.4

[*] designates portions of this document that have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT TO TECHNOLOGY SERVICES AGREEMENT

This FIRST AMENDMENT (“First Amendment”) to the September 19th, 2007, Technology Services Agreement (the “Agreement”) by and between Republic Bank & Trust Company (“Republic”), a Kentucky banking corporation, and Jackson Hewitt Technology Services LLC (“JHTSL”), a Delaware limited liability company, is effective as of the 2nd day of December, 2008 (the “Effective Date”).

RECITALS

WHEREAS, Republic and JHTSL entered into the Agreement on September 19, 2007.

WHEREAS, Republic and JHTSL desire to Amend certain terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Republic and JHTSL do hereby agree to amend the Agreement as follows:

AMENDMENTS

1.	The definition of “Resource Rate” in Section 1.1 (g) (ii) shall be modified to read as follows:

(g)	[*]

2.	Section 1.5 (b) shall be modified to read as follows:

(b)	For the 2009 Tax Season, Republic shall pay to JHTSL [*].

3.	Schedule A of the Agreement shall be nullified and replaced with Schedule A, attached hereto.

4.	The parties agree to negotiate in good faith to modify all necessary provisions under this Agreement for the 2010 Tax Season, no later than [*].

5.	Republic and JHTSL enter into this First Amendment only for the purposes stated herein. Unless otherwise amended herein, all other terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this First Amendment has been executed and delivered by a duly authorized officer of each party as of the date set forth above.

REPUBLIC BANK & TRUST COMPANY		JACKSON HEWITT TECHNOLOGY SERVICES LLC
By:	/s/ William Nelson	By:	/s/ Daniel P. O’Brien
	William Nelson	Name:	Daniel P. O’Brien
	Managing Director	Title:	EVP & CFO

Schedule A

(FEE TABLE)

[*]